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                        NATIONWIDE SEPARATE ACCOUNT TRUST


                         Strong NSAT Mid Cap Growth Fund
                         Dreyfus NSAT Mid Cap Index Fund
                          Turner NSAT Growth Focus Fund
                         Nationwide Small Cap Value Fund
                          Nationwide Small Company Fund
                        Nationwide Small Cap Growth Fund
                            Nationwide Global 50 Fund
                        Federated NSAT Equity Income Fund
                         J.P. Morgan NSAT Balanced Fund
                         MAS NSAT Multi Sector Bond Fund
                      Federated NSAT High Income Bond Fund

                    Prospectus Supplement dated June 26, 2001
                         to Prospectus dated May 1, 2001


The following information supplements the information currently in the Nationwide Small Company Fund prospectus:

     On May 31, 2001, the Board of Trustees of the Nationwide Separate Account Trust considered and approved a proposal to terminate the subadvisory agreement with Lazard Asset Management, currently one of five subadvisers for the Nationwide Small Company Fund (the "Fund"); and has approved the submission to shareholders of a proposal to replace Lazard with Gartmore Global Partners ("Gartmore"). If this action is approved by the shareholders of the Fund at a meeting expected to be held on August 2, 2001, the subadvisory agreement with Lazard will be terminated on or about August 15, 2001 and Gartmore will begin subadvising a portion of the Fund on or about August 15, 2001.

     GARTMORE GLOBAL PARTNERS (GARTMORE) is located at 1200 River Road, Conshohocken, Pennsylvania 19428 and was formed in 1995 as a registered investment adviser. Gartmore subadvises several other investment companies, as well as institutional accounts, and is an affiliate of the Fund's investment adviser, Villanova Mutual Fund Capital Trust.



           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.